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Scudder U.S. Government Securities Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder U.S. Government Securities Fund	Nasdaq Symbol	CUSIP Number
Class A	KUSAX	81123L-105
Class B	KUSBX	81123L-204
Class C	KUSCX	81123L-303

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder U.S. Government Securities Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	2.04%	6.50%	8.39%	6.34%	6.35%
Class B	1.63%	5.51%	7.45%	5.42%	5.38%(a)
Class C	1.78%	5.70%	7.56%	5.50%	5.47%(a)
Lehman Brothers GNMA Index+	2.18%	6.82%	9.05%	7.09%	7.08%

Scudder U.S. Government Securities Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class I++	2.20%	6.59%	8.64%	6.61%	6.87%
Lehman Brothers GNMA Index+	2.18%	6.82%	9.05%	7.09%	7.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 4/30/03	$ 8.79	$ 8.77	$ 8.79	$ 8.78
10/31/02	$ 8.80	$ 8.78	$ 8.80	$ 8.78
Distribution Information: Six Months: Income Dividends	$ .19	$ .15	$ .16	$ .20
April Income Dividend	$ .0275	$ .0217	$ .0222	$ .0298
SEC 30-day Yield++++	1.69%	0.94%	1.01%	2.11%
Current Annualized Distribution Rate++++	3.75%	2.97%	3.03%	4.07%

++++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	32	of	66	48
3-Year	27	of	53	50
5-Year	20	of	41	48
10-Year	13	of	24	52

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder U.S. Government Securities Fund - Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,171	$12,159	$12,988	$17,680
	Average annual total return	1.71%	6.73%	5.37%	5.86%
Class B(c)	Growth of $10,000	$10,251	$12,206	$12,920	$16,888
	Average annual total return	2.51%	6.87%	5.26%	5.38%(a)
Class C(c)	Growth of $10,000	$10,464	$12,319	$12,940	$16,863
	Average annual total return	4.64%	7.20%	5.29%	5.36%(a)
Lehman Brothers GNMA Index+	Growth of $10,000	$10,682	$12,969	$14,085	$19,810
	Average annual total return	6.82%	9.05%	7.09%	7.08%

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	Life Of Class**
Class I++	Growth of $10,000	$10,659	$12,824	$13,772	$16,822
	Average annual total return	6.59%	8.64%	6.61%	6.87%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,682	$12,969	$14,085	$17,573
	Average annual total return	6.82%	9.05%	7.09%	7.57%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings for the 3-, 5-, 10-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
a Returns shown for Class B and C shares for the period prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Class I is not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

During the period, William Chepolis and Sean McCaffrey, assumed management responsibility for Scudder U.S. Government Securities Fund. Both had been part of the fund's management team, before assuming the roles of co-lead portfolio managers on March 31, 2003. In the following interview, Mr. McCaffrey and Mr. Chepolis discuss market conditions and the fund's investment strategy during the six-month period ended April 30, 2003.

Q: How would you describe the fixed-income environment of the past six months?

A: Interest rate trends reflected the high levels of uncertainty prevalent in the outlook for both the geopolitical and economic environments during the period. Against this backdrop, yields on two-year Treasuries fell just under two-tenths of a percentage point, while five-year Treasuries remained virtually unchanged. Though the data appear to suggest that the market activity was fairly flat from the beginning to the end of the period, interest rates were quite volatile, reflecting day-to-day expectations concerning the economy and the war with Iraq. At the same time, economic reports from a number of sources, including manufacturers and consumers, were disappointing. Measures of consumer confidence declined, although the housing market held up relatively well and consumer spending did not decline dramatically. Though investors remained somewhat cautious, the corporate environment showed some signs of improvement. This moderate-to-stable-growth environment reflects a climate that has historically favored high-quality fixed-income assets such as Government National Mortgage Association (GNMA), government agency and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Mortgage interest rates moved toward historically low levels during the period, having declined slightly - from about 5.31% to 5.18%. After cutting short-term interest rates 11 times in 2001, the Federal Reserve Board cut rates only once in 2002, on November 6, when it reduced the federal funds rate by half a percentage point to 1.25%.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2003, the fund's Class A shares' total return of 2.04% (unadjusted for sales charges) slightly lagged that of the fund's benchmark, the Lehman Brothers GNMA Index, which rose 2.18%. The fund, however, outpaced the 1.97% return delivered by its average peer in the Lipper GNMA Funds category.1 (Please see the Performance Summary that begins on page 3 for performance of other share classes.) As is often the case, the low-interest-rate environment fostered a continuation of mortgage refinancings by homeowners. These "prepayments," as they are known, mean mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The high rate of refinancings was also reflected in the low duration2, or sensitivity to changes in interest rates, of GNMA portfolios. At the end of the period, the fund's duration was 0.80 years, the same as the Lehman Brothers GNMA Index. To put this trend in perspective, the duration of the index was approximately 2½ years at the end of June 2002.

1 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: Will you explain how you manage the fund?

A: We seek to provide relatively high current income, liquidity and security of principal by investing in a portfolio of US government securities. We focus on the fund's allocation between GNMAs and Treasury securities - all of which are backed by the full faith and credit of the US government3 - and we do an extensive analysis of prepayment expectations of individual GNMAs. We seek to manage prepayment risk by adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. Over the past year, we have focused our attention on minimizing prepayment risk, in part by increasing our holdings of new GNMA securities, which tend to have a lower prepayment rate than one- and two-year-old securities. The older, higher-yielding GNMAs we do own have already gone through a number of refinancing cycles but have not been prepaid. Also, because we do not believe it's possible to accurately predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. Currently, we have a fairly high allocation - about 90% of assets - in GNMA securities, reflecting our belief that GNMAs have continued to offer attractive yields.

3 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: The fund's dividend was reduced during the past six months. Will you discuss the reasons for this?

A: The fund's dividend yield is, in part, a reflection of the general trend of interest rates. For the past few years, interest rates have been declining, which means that the rates paid by newer securities purchased for the portfolio are not as high as the rates on securities they are replacing. This is particularly true at times like this, when many home owners refinance mortgages to take advantage of lower interest rates. When this happens, higher-yielding securities are removed from the portfolio. We should point out, however, that lower interest rates affect all fixed-income investments, not just GNMA funds.

Q: Do you see the refinancing boom ending anytime soon?

A: No, at least not for the near term. While we believe it is still economically attractive for a very large portion of mortgage holders to refinance, many have not done so during the past six months, even though the opportunity has been there. Typically, we see "waves" of refinancings as interest rates make new lows. We just experienced one of these lows in late March, and we think this will cause another increase in prepayments over the next few months. After that, we believe prepayments will begin to moderate. Given our expectations, we remain confident that our portfolio is well positioned to benefit from its heavier allocation to newer-production mortgages.

Q: What are your performance goals for the fund?

A: While no one can guarantee future performance, our goal is to generate relatively high current income and liquidity. On a long-term basis, we seek returns that are above the fund's benchmark, the Lehman Brothers GNMA Index. We believe that our investment discipline has the potential to help us achieve that goal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Portfolio Composition	4/30/03	10/31/02

Mortgage-Backed GNMA Securities	89%	88%
FNMA/FHLMC	5%	6%
Cash Equivalents, net	4%	5%
US Treasuries	1%	1%
Corporate Bonds	1%	-
	100%	100%

Credit Quality	4/30/03	10/31/02

AAA	100%	100%

Interest Rate Sensitivity	4/30/03	10/31/02

Average Maturity	3.6 years	3.0 years
Average Duration	0.8 years	1.1 years

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bond 0.5%
Fannie Mae, 4.38%, 3/15/2013 (Cost $21,600,390) (e)	21,610,000	21,825,430

US Treasury Obligations 1.0%
US Treasury Note, 1.63%, 3/31/2005	15,200,000	15,245,129
US Treasury Note, 2.88%, 2/15/2008	25,000,000	25,257,800
Total US Treasury Obligations (Cost $40,435,254)		40,502,929

Federal Home Loan Mortgage Corp. 3.6%
Federal Home Loan Mortgage Corporation: 6.0% with various maturities until 7/1/2029	50,759,560	53,033,863
6.5% with various maturities until 9/1/2032	21,996,610	22,967,740
7.0% with various maturities until 9/1/2032	22,833,610	24,083,024
7.5% with various maturities until 1/1/2033	38,579,792	41,178,732
8.0% with various maturities until 7/1/2030	142,975	156,556
8.5% with various maturities until 7/1/2030	68,038	73,752
Total Federal Home Loan Mortgage Corp. (Cost $140,841,195)		141,493,667

Federal National Mortgage Association 1.6%
Federal National Mortgage Association:
Principal Only Certificate, 5/1/2015	7,546	6,776
5.5% with various maturities until 12/1/2028	705,410	727,968
6.0 % with various maturities until 4/1/2029	1,364,409	1,430,129
6.5% with various maturities until 11/1/2030	2,203,915	2,313,229
7.0% with various maturities until 12/1/2030	100,103	106,622
7.5% with various maturities until 10/1/2032	55,007,707	58,632,725
8.0% with various maturities until 12/1/2024	1,479,018	1,600,634
8.5% with various maturities until 8/1/2030	211,997	228,801
9.0% with various maturities until 5/1/2030	390,392	427,009
11.50%, 5/1/2018	60,790	70,127
Total Federal National Mortgage Association (Cost $64,489,786)		65,544,020

Government National Mortgage Association 89.5%
Government National Mortgage Association:
5.0% with various maturities until 5/1/2033 (d)	97,000,000	99,076,206
5.5% with various maturities until 5/1/2033 (d)	238,000,000	245,695,840
6.0% with various maturities until 5/1/2033 (c)	735,152,125	768,771,316
6.5% with various maturities until 5/1/2033 (d)	1,244,344,538	1,308,287,813
7.0% with various maturities until 11/15/2032	654,522,758	693,147,247
7.5% with various maturities until 2/15/2033	293,418,484	313,503,063
8.0% with various maturities until 12/1/2032	76,231,044	82,495,861
8.5% with various maturities until 1/15/2031	10,616,600	11,617,538
9.0% with various maturities until 7/15/2030	12,786,973	14,169,395
9.5% with various maturities until 5/15/2027	14,069,642	15,860,810
10.0% with various maturities until 8/15/2022	8,352,480	9,588,093
10.5% with various maturities until 12/15/2021	4,229,415	4,919,345
11.0%, 4/20/2019	43,516	50,816
Total Government National Mortgage Association (Cost $3,507,842,727)		3,567,183,343

	Shares	Value ($)

Cash Equivalents 25.3%
Scudder Cash Management QP Trust, 1.32% (Cost $1,009,157,075) (b)	1,009,157,075	1,009,157,075

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,784,366,427) (a)	121.5	4,845,706,464
Other Assets and Liabilities, Net	-21.5	(859,837,533)
Net Assets	100.0	3,985,868,931

(a) The cost for federal income tax purposes was $4,783,762,999. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $61,943,465. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,238,990 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $295,525.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities included.
(d) Mortgage dollar roll included.
(e) At April 30, 2003, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2003, open futures contracts sold short were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
5 year US Treasury Note	6/19/2003	752	85,161,424	85,540,000	(378,576)
10 year US Treasury Note	6/19/2003	188	21,498,434	21,643,500	(145,066)
Net unrealized depreciation					(523,642)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $4,784,366,427)	$ 4,845,706,464
Cash	10,000
Receivable for investments sold	102,329,613
Interest receivable	18,575,978
Receivable for Fund shares sold	1,463,493
Total assets	4,968,085,548
Liabilities
Payable for investments purchased	489,716,698
Payable for when-issued and forward delivery securities	179,567,111
Payable for investments purchased - mortgage dollar rolls	302,632,017
Payable for Fund shares redeemed	6,081,201
Payable for daily variation margin on open futures contracts	464,125
Deferred mortgage dollar roll income	896,004
Accrued management fee	1,364,340
Other accrued expenses and payables	1,495,121
Total liabilities	982,216,617
Net assets, at value	$ 3,985,868,931
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(33,185,370)
Net unrealized appreciation (depreciation) on: Investments	61,340,037
Futures	(523,642)
Accumulated net realized gain (loss)	(197,964,655)
Paid-in capital	4,156,202,561
Net assets, at value	$ 3,985,868,931

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,622,491,288 / 412,310,794 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.79
Maximum offering price per share (100 / 95.5 of $8.79)	$ 9.20
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($248,012,290 / 28,270,054 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.77
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($115,026,918 / 13,078,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.79
Maximum offering price per share (100 / 99 of $8.79)	$ 8.88
Class I Net Asset Value, offering and redemption price per share ($338,435 / 38,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Interest	$ 69,544,427
Expenses: Management fee	8,283,527
Administrative fee	4,065,668
Distribution service fees	5,493,498
Trustees' fees and expenses	29,200
Other	49,380
Total expenses, before expense reductions	17,921,273
Expense reductions	(284)
Total expenses, after expense reductions	17,920,989
Net investment income	51,623,438
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	47,112,271
Futures	(2,737,599)
44,374,672
Net unrealized appreciation (depreciation) during the period on: Investments	(14,776,210)
Futures	(523,642)
(15,299,852)
Net gain (loss) on investment transactions	29,074,820
Net increase (decrease) in net assets resulting from operations	$ 80,698,258

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income	$ 51,623,438	$ 183,205,636
Net realized gain (loss) on investment transactions	44,374,672	112,290,756
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,299,852)	(88,428,830)
Net increase (decrease) in net assets resulting from operations	80,698,258	207,067,562
Distributions to shareholders from: Net investment income: Class A	(78,324,134)	(204,935,197)
Class B	(4,405,746)	(10,277,927)
Class C	(1,958,980)	(4,046,658)
Class I	(82,200)	(251,337)
Fund share transactions: Proceeds from shares sold	228,696,030	693,673,573
Reinvestment of distributions	55,767,855	140,777,219
Cost of shares redeemed	(399,073,408)	(928,916,014)
Net increase (decrease) in net assets from Fund share transactions	(114,609,523)	(94,465,222)
Increase (decrease) in net assets	(118,682,325)	(106,908,779)
Net assets at beginning of period	4,104,551,256	4,211,460,035
Net assets at end of period (including accumulated distributions in excess of net investment income of $33,185,370 and $37,748, respectively)	$ 3,985,868,931	$ 4,104,551,256

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.82	$ 8.34	$ 8.38	$ 8.86	$ 8.81
Income from investment operations: Net investment income[c]	.12	.39	.51	.54	.53	.58
Net realized and unrealized gain (loss) on investment transactions	.06	.07	.50	(.02)	(.41)	.07
Total from investment operations	.18	.46	1.01	.52	.12	.65
Less distributions from: Net investment income	(.19)	(.48)	(.53)	(.56)	(.60)	(.60)
Net asset value, end of period	$ 8.79	$ 8.80	$ 8.82	$ 8.34	$ 8.38	$ 8.86
Total Return (%)[d]	2.04**	5.40	12.44	6.44	1.44	7.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,622	3,735	3,908	2,414	2,807	3,286
Ratio of expenses before expense reductions (%)	.82*	.84	.83[e]	.80	.85	.80
Ratio of expenses after expense reductions (%)	.82*	.84	.81[e]	.79	.84	.80
Ratio of net investment income (%)	2.64*	4.57	5.99	6.58	6.22	6.50
Portfolio turnover rate (%)	469f*	396[f]	83[f]	193	177	150
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 550%, 461% and 101% for the periods ended April 30, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.80	$ 8.33	$ 8.37	$ 8.85	$ 8.80
Income from investment operations: Net investment income[c]	.08	.32	.43	.47	.45	.49
Net realized and unrealized gain (loss) on investment transactions	.06	.06	.49	(.03)	(.40)	.08
Total from investment operations	.14	.38	.92	.44	.05	.57
Less distributions from: Net investment income	(.15)	(.40)	(.45)	(.48)	(.53)	(.52)
Net asset value, end of period	$ 8.77	$ 8.78	$ 8.80	$ 8.33	$ 8.37	$ 8.85
Total Return (%)[d]	1.63**	4.52	11.39	5.54	.54	6.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	261	220	123	138	129
Ratio of expenses before expense reductions (%)	1.66*	1.63	1.68[e]	1.70	1.76	1.71
Ratio of expenses after expense reductions (%)	1.66*	1.63	1.66[e]	1.69	1.75	1.71
Ratio of net investment income (%)	1.80*	3.78	5.14	5.68	5.31	5.59
Portfolio turnover rate (%)	469f*	396[f]	83[f]	193	177	150
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 550%, 461% and 101% for the periods ended April 30, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.82	$ 8.35	$ 8.40	$ 8.87	$ 8.82
Income from investment operations: Net investment income[c]	.08	.33	.45	.48	.46	.49
Net realized and unrealized gain (loss) on investment transactions	.07	.06	.48	(.04)	(.40)	.08
Total from investment operations	.15	.39	.93	.44	.06	.57
Less distributions from: Net investment income	(.16)	(.41)	(.46)	(.49)	(.53)	(.52)
Net asset value, end of period	$ 8.79	$ 8.80	$ 8.82	$ 8.35	$ 8.40	$ 8.87
Total Return (%)[d]	1.78**	4.48	11.57	5.50	.72	6.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	105	79	36	35	24
Ratio of expenses before expense reductions (%)	1.58*	1.58	1.61[e]	1.60	1.66	1.67
Ratio of expenses after expense reductions (%)	1.58*	1.58	1.59[e]	1.59	1.66	1.67
Ratio of net investment income (%)	1.88*	3.83	5.21	5.79	5.40	5.63
Portfolio turnover rate (%)	469f*	396[f]	83[f]	193	177	150
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 550%, 461% and 101% for the periods ended April 30, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Class I
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.81	$ 8.34	$ 8.38	$ 8.85	$ 8.81
Income from investment operations: Net investment income[c]	.13	.42	.55	.56	.55	.59
Net realized and unrealized gain (loss) on investment transactions	.07	.05	.47	(.02)	(.40)	.07
Total from investment operations	.20	.47	1.02	.54	.15	.66
Less distributions from: Net investment income	(.20)	(.50)	(.55)	(.58)	(.62)	(.62)
Net asset value, end of period	$ 8.78	$ 8.78	$ 8.81	$ 8.34	$ 8.38	$ 8.85
Total Return (%)	2.20**	5.61	12.66	6.78	1.81	7.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.338	4	5	4	3	4
Ratio of expenses before expense reductions (%)	.51*	.52	.54[d]	.55	.60	.57
Ratio of expenses after expense reductions (%)	.51*	.52	.51[d]	.54	.59	.57
Ratio of net investment income (%)	2.95*	4.89	6.32	6.84	6.47	6.73
Portfolio turnover rate (%)	469e*	396[e]	83[e]	193	177	150
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 550%, 461% and 101% for the periods ended April 30, 2003, October 31, 2002 and October 31, 2001, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C Shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. At the times the fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to to the amount of the commitment.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $237,107,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($69,777,000), October 31, 2004 ($91,182,000), October 31, 2007 ($29,637,000), and October 31, 2008 ($46,511,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (237,107,000)
Unrealized appreciation (depreciation) on investments	$ 75,700,990

In addition, during the year ended October 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 219,511,119

* Included in the Fund's distributions from ordinary income is $8,909,363 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US treasury obligations) aggregated $8,893,792,503 and $8,852,885,850, respectively. Purchases and sales of US treasury obligations aggregated $347,411,167 and $444,639,151, respectively. Mortgage dollar rolls aggregated $1,603,811,545 and $1,609,234,117. respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.41% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.250%, 0.175%, and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value of the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 3,650,220	$ 637,518
Class B	317,003	54,656
Class C	96,709	17,410
Class I	1,736	57
	$ 4,065,668	$ 709,641

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, Class B, Class C and Class I at 0.80%. 0.80%, 0.80% and 0.70% of average daily net assets, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 951,009	$ 163,386
Class C	414,469	73,210
	$ 1,365,478	$ 236,596

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 3,686,710	$ 483,317.20%
Class B	307,236	46,637.24%
Class C	134,074	18,930.24%
	$ 4,128,020	$ 548,884

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2003, aggregated $41,940, and $735, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $338,130 and $13,582, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $21,943.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $7,754,177 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $284 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	17,728,264	$ 156,116,411	56,628,052	$492,699,986
Class B	4,769,679	42,054,361	14,872,899	129,493,836
Class C	3,308,356	29,169,144	7,522,374	65,609,981
Class I	154,064	1,356,114	673,840	5,869,770
		$ 228,696,030		$ 693,673,573
Shares issued in reinvestment of dividends
Class A	5,816,467	$ 51,040,118	15,028,512	$ 130,144,484
Class B	366,247	3,209,016	844,612	7,302,243
Class C	163,458	1,436,521	354,853	3,079,246
Class I	9,378	82,200	29,049	251,246
		$ 55,767,855		$ 140,777,219
Shares redeemed
Class A	(35,856,510)	$ (315,591,855)	(90,263,983)	$ (784,035,437)
Class B	(6,549,880)	(57,564,392)	(11,005,035)	(95,467,254)
Class C	(2,342,945)	(20,655,798)	(4,872,310)	(42,397,426)
Class I	(599,261)	(5,261,363)	(807,227)	(7,015,897)
		$ (399,073,408)		$ (928,916,014)
Net increase (decrease)
Class A	(12,311,779)	$ (108,435,326)	(18,607,419)	$ (161,190,967)
Class B	(1,413,954)	(12,301,015)	4,712,476	41,328,825
Class C	1,128,869	9,949,867	3,004,917	26,291,801
Class I	(435,819)	(3,823,049)	(104,338)	(894,881)
		$ (114,609,523)		$ (94,465,222)

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes